UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 22, 2012
Post Holdings, Inc.
(Exact name of registrant as specified in its charter)

Missouri	1-35305	45-3355106
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2503 S. Hanley Road
St. Louis, Missouri 63144
(Address, including Zip Code, of Principal Executive Offices)
Registrant’s telephone number, including area code: (314) 644-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operation and Financial Condition.
Information furnished under Item 7.01 is incorporated by reference herein.
Item 7.01.    Regulation FD Disclosure.
On October 22, 2012, Post Holdings, Inc. issued a press release (the “Press Release”) providing certain forward-looking information.
The text of the Press Release, a copy of which is attached hereto as Exhibit 99.1, is incorporated by reference herein.
The information contained in Items 2.02 and 7.01 and Exhibit 99.1 attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits
See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 22, 2012	Post Holdings, Inc.
(Registrant)

	By:	/s/ Robert V. Vitale
Name: Robert V. Vitale
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibits Number	Description

99.1	Press Release dated October 22, 2012.